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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2001


                                SPATIALIGHT, INC.
             (Exact name of registrant as specified in its charter)

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           New York                 000-19828               16-1363082
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(State or other jurisdiction    (Commission File          (IRS Employer
       of incorporation)             Number)             Identification No.)
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                 9 Commercial Boulevard, Suite #200
                        Novato, California                94949
              (Address of principal executive offices)  (Zip Code)

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        Registrant's telephone number, including area code (415) 883-1693

          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Our former accountant, KPMG, has not provided us with a letter, which we have requested, stating whether it agrees with the statements made by us in the current report on Form 8-K filed on March 20, 2001, or, if not, stating the respects in which it does not agree. We will file the letter, if received, within two business days of receipt.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPATIALIGHT, INC.


Date:  April 3, 2001            By: /s/ ROBERT OLINS
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                                    Robert Olins
                                    Acting Chief Executive Officer